March 21, 2001




                                  NORTHEAST UTILITIES AND SUBSIDIARIES
                                  ------------------------------------
                                             FINANCIAL REPORT
                                             ----------------

                                                    Three Months Ended          Twelve Months Ended
                                                       December 31,                December 31,
                                               ---------------------------- ---------------------------
                                                     2000                        2000
                                                  (Restated)       1999       (Restated)       1999
                                                 ------------ ------------- ------------- -------------
                                                    (Thousands of Dollars, except share information)
Operating Revenues............................. $  1,497,379  $  1,148,736  $  5,876,620  $  4,471,251
                                                ============= ============= ============= =============


(Loss)/Earnings for common shares:
   Before extraordinary loss, net of taxes..... $     52,959  $    (15,674) $    205,295  $     34,216
   Extraordinary (loss), net of tax benefits
     of $169,562...............................     (233,881)         -         (233,881)         -
                                                ------------- ------------- ------------- -------------
    Total Net (Loss)/Income.................... $   (180,922) $    (15,674) $    (28,586) $     34,216
                                                ============= ============= ============= =============
Fully Diluted (Loss)/Earnings Per Common Share:
  Before extraordinary loss, net of taxes...... $       0.36  $      (0.12) $       1.45  $       0.26
  Extraordinary (loss), net of taxes...........        (1.62)          -           (1.65)          -
                                                ------------- ------------- ------------- -------------
Total Fully Diluted (Loss)/Earnings             $      (1.26) $      (0.12) $      (0.20) $       0.26
    Per Common Share........................... ============= ============= ============= =============

Common Shares Outstanding (fully diluted)......  144,109,003   131,706,611   141,967,216   132,031,573
                                                ============= ============= ============= =============

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

                                                    Three Months Ended          Twelve Months Ended
                                                       December 31,                December 31,
                                                --------------------------- ---------------------------
                                                     2000                        2000
                                                  (Restated)       1999       (Restated)       1999
                                                ------------- ------------- ------------- -------------
                                                    (Thousands of Dollars, except share information)

Operating Revenues............................. $  1,497,379  $  1,148,736  $  5,876,620  $  4,471,251
                                                ------------- ------------- ------------- -------------
Operating Expenses:
 Operation -
  Fuel, purchased and net interchange power....      817,911       437,025     3,321,226     1,898,314
  Other........................................      222,125       280,004       850,192       855,917
 Maintenance...................................       74,547        67,223       255,884       340,419
 Depreciation..................................       62,307        57,598       239,798       302,305
 Amortization of regulatory assets, net........       87,679       378,514       276,139       596,437
 Federal and state income taxes................       58,579        68,927       230,031       180,883
 Taxes other than income taxes.................       59,730        59,254       238,587       261,353
 Gain on sale of utility plant.................         -         (287,672)         -         (308,914)
                                                ------------- ------------- ------------- -------------
        Total operating expenses...............    1,382,878     1,060,873     5,411,857     4,126,714
                                                ------------- ------------- ------------- -------------
Operating Income...............................      114,501        87,863       464,763       344,537
                                                ------------- ------------- ------------- -------------
Other Income/(Loss):
  Equity in earnings of regional nuclear
     generating and transmission companies.....        6,846          (853)       14,586         5,034
  Nuclear related costs........................        1,437       (50,010)      (17,907)      (71,066)
  Other, net...................................      (12,633)      (23,111)       (1,689)      (30,855)
  Minority interest in loss of subsidiary......       (2,325)       (2,325)       (9,300)       (9,300)
  Income taxes.................................       23,322        43,277        68,306        82,272
                                                ------------- ------------- ------------- -------------
        Other income/(loss), net...............       16,647       (33,022)       53,996       (23,915)
                                                ------------- ------------- ------------- -------------
        Income before interest charges.........      131,148        54,841       518,759       320,622
                                                ------------- ------------- ------------- -------------
Interest Charges:
  Interest on long-term debt...................       44,560        62,525       200,697       258,093
  Other interest...............................       30,890         2,780        98,605         5,558
                                                ------------- ------------- ------------- -------------
        Interest charges, net..................       75,450        65,305       299,302       263,651
                                                ------------- ------------- ------------- -------------

        Income after interest charges..........       55,698       (10,464)      219,457        56,971

Preferred Dividends of Subsidiaries............        2,739         5,210        14,162        22,755
                                                ------------- ------------- ------------- -------------
      Income/(loss) before extraordinary loss,
        net of taxes........................... $     52,959  $    (15,674) $    205,295  $     34,216
Extraordinary (loss), net of tax benefits
       of $169,562.............................     (233,881)         -         (233,881)         -
                                                ------------- ------------- ------------- -------------
Net (Loss)/Income.............................. $   (180,922) $    (15,674) $    (28,586) $     34,216
                                                ============= ============= ============= =============
Fully Diluted (Loss)/Earnings Per Common Share:
  Before extraordinary loss, net of taxes...... $       0.36  $      (0.12) $       1.45  $       0.26
  Extraordinary (loss), net of taxes...........        (1.62)          -           (1.65)          -
                                                ------------- ------------- ------------- -------------
Total Fully Diluted (Loss)/Earnings
    Per Common Share........................... $      (1.26) $      (0.12) $      (0.20) $       0.26
                                                ============= ============= ============= =============
Common Shares Outstanding (fully diluted)......  144,109,003   131,706,611   141,967,216   132,031,573
                                                ============= ============= ============= =============

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Note:  The ratio of earnings to fixed charges at December 31, 2000, is 2.21x.


NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                                    December 31,
                                                           -----------------------------
                                                                2000
                                                             (Restated)         1999
                                                           -------------   -------------
                                                               (Thousands of Dollars)
ASSETS
------

Utility Plant, at cost:
  Electric................................................ $  9,370,176    $  9,185,272
  Gas and other...........................................      861,727         226,002
                                                           -------------   -------------
                                                             10,231,903       9,411,274
     Less: Accumulated provision for depreciation.........    7,041,279       6,088,310
                                                           -------------   -------------
                                                              3,190,624       3,322,964
  Unamortized PSNH acquisition costs......................         -            324,437
  Construction work in progress...........................      228,330         177,504
  Nuclear fuel, net.......................................      128,261         122,529
                                                           -------------   -------------
     Total net utility plant..............................    3,547,215       3,947,434
                                                           -------------   -------------
Other Property and Investments:
  Nuclear decommissioning trusts, at market...............      740,058         711,910
  Investments in regional nuclear generating
   companies, at equity...................................       62,477          81,503
  Other, at cost..........................................      137,291          94,768
                                                           -------------   -------------
                                                                939,826         888,181
                                                           -------------   -------------
Current Assets:
  Cash and cash equivalents...............................      200,017         255,154
  Investments in securitizable assets.....................       98,146         107,620
  Receivables, net........................................      472,863         310,190
  Unbilled revenues.......................................      121,090          75,728
  Fuel, materials and supplies, at average cost...........      163,711         171,496
  Recoverable energy costs, net - current portion.........         -             73,721
  Prepayments and other...................................       94,528          76,702
                                                           -------------   -------------
                                                              1,150,355       1,070,611
                                                           -------------   -------------
Deferred Charges:
  Regulatory assets:
    Recoverable nuclear costs.............................    2,565,798       2,210,767
    Income taxes, net.....................................      636,295         636,563
    Deferred costs - nuclear plants.......................       29,000         111,588
    Unrecovered contractual obligations...................      255,809         349,189
    Recoverable energy costs, net.........................      332,490         228,166
    Other.................................................       91,409         106,166
  Unamortized debt expense................................       33,475          39,192
  Goodwill and other purchased intangible assets..........      324,389          23,542
  Prepaid pensions........................................      139,546             669
  Other ..................................................      171,542          75,984
                                                           ------------    ------------
                                                              4,579,753       3,781,826
                                                           ------------    ------------

Total Assets.............................................. $ 10,217,149    $  9,688,052
                                                           ============    ============

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                                    December 31,
                                                           -----------------------------
                                                                2000
                                                             (Restated)         1999
                                                           -------------   -------------
                                                               (Thousands of Dollars)
CAPITALIZATION AND LIABILITIES
------------------------------

Capitalization:
  Common shareholders' equity:
    Common shares*, $5 par value - authorized
     225,000,000 shares; 148,781,861 shares issued and
     143,820,405 shares outstanding in 2000 and
     137,393,829 shares issued and 131,870,284 shares
     outstanding in 1999.................................. $    693,345    $    636,405
    Capital surplus, paid in..............................      927,059         776,290
    Temporary equity from stock forward...................      215,000         215,000
    Deferred contribution plan - employee stock
      ownership plan......................................     (114,463)       (127,725)
    Retained earnings.....................................      495,873         581,817
    Accumulated other comprehensive income................        1,769           1,524
                                                           -------------   -------------
           Total common shareholders' equity..............    2,218,583       2,083,311
  Preferred stock not subject to mandatory redemption.....      136,200         136,200
  Preferred stock subject to mandatory redemption.........       15,000         121,289
  Long-term debt..........................................    2,029,593       2,372,341
                                                           -------------   -------------
           Total capitalization...........................    4,399,376       4,713,141
                                                           -------------   -------------
Minority Interest in Consolidated Subsidiary..............      100,000         100,000
                                                           -------------   -------------
Obligations Under Capital Leases..........................       47,234          62,824
                                                           -------------   -------------
Current Liabilities:
  Notes payable to banks..................................    1,309,977         278,000
  Long-term debt and preferred stock - current portion....      340,041         503,315
  Obligations under capital leases - current portion......      112,645         118,469
  Accounts payable........................................      538,983         347,321
  Accrued taxes...........................................       54,088         158,684
  Accrued interest........................................       41,131          37,904
  Other...................................................      144,931         126,768
                                                           -------------    ------------
                                                              2,541,796       1,570,461
                                                           -------------    ------------

Deferred Credits and Other Long-term Liabilities:
  Accumulated deferred income taxes.......................    1,585,494       1,688,114
  Accumulated deferred investment tax credits.............      153,155         140,407
  Decommissioning obligation - Millstone 1................      692,560         702,351
  Deferred contractual obligations........................      244,608         358,387
  Other...................................................      452,926         352,367
                                                           -------------    ------------
                                                              3,128,743       3,241,626
                                                           -------------    ------------

Total Capitalization and Liabilities...................... $ 10,217,149    $  9,688,052
                                                           =============   =============

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

*Book value per share at December 31, 2000, is $15.43.